UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2008
ALLIANCE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0057842 (I.R.S. Employer Identification No.)
4633 Old Ironsides Drive, Suite 240
Santa Clara, California 95054-1836
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On March 17, 2008, Alliance Semiconductor Corporation issued a press release announcing that its Board of Directors declared a special one-time cash dividend of $0.25 per share. The dividend is payable April 8, 2008 to shareholders of record as of March 31, 2008.
“The Board of Directors is pleased to return additional value to the Company’s stockholders through the payment of this dividend,” said Mel Keating, Alliance’s President and CEO. The dividend follows a special cash dividend of $3.75 per share that was paid to the Company’s stockholders on July 17, 2007. Mr. Keating added, “Management and the Board continue to evaluate alternatives for the direction of the Company, consistent with realizing value for the Company’s stockholders.”
A copy of the press release announcing the cash dividend is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 17, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: March 17, 2008	By:	/s/ Melvin L. Keating
Melvin L. Keating.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 17, 2008.